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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statements on Form S-8 of Internet America, Inc. (Nos. 333-70461, 333-72109 and 333-72111) of
our report dated April 14, 1999, relating to the financial statements of EGB, Inc. dba CompuNet, Inc. for the years ended December 31, 1997 and 1998, appearing in this Current Report on Form 8-K/A of Internet America, Inc. dated April 16, 1999.



                                         /s/  DELOITTE & TOUCHE LLP

Dallas, Texas
April 16, 1999